SECURITY AGREEMENT

     THIS SECURITY  AGREEMENT  (this  "Security  Agreement") is made and entered
                                       -------------------
into as of August 24, 2005 by CARMAX AUTO SUPERSTORES, INC., a Virginia corporation (the "Revolving Borrower" and a "Grantor"), CARMAX, INC., a Virginia
                  ------------------         -------
corporation   (the  "Company"  and  a  "Grantor"),   EACH  OF  THE   UNDERSIGNED
                     -------            -------
SUBSIDIARIES OF THE COMPANY AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A JOINDER AGREEMENT (each a "Grantor" and collectively
                                                      -------
with the  Company  and the  Revolving  Borrower,  the  "Grantors"),  and BANK OF
                                                        --------
AMERICA, N.A., a national banking association, as Administrative Agent (the "Administrative Agent") for each of the Lenders now or hereafter party to the
 ---------------------
Credit Agreement defined below (collectively with the Administrative Agent and the L/C Issuer, the "Secured Parties"). All capitalized terms used but not
                       ----------------
otherwise  defined  herein  or  pursuant  to  Section  1 hereof  shall  have the
                                              ----------
respective meanings assigned thereto in the Credit Agreement (as defined below).

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Secured Parties have agreed to provide to the Revolving Borrower and certain Subsidiaries of the Company (the "Designated Borrowers" and
                                                       --------------------
collectively with the Revolving Borrower,  the "Borrowers" and each individually
                                                ---------
a "Borrower") a certain revolving credit facility  including  specific sublimits
   --------
for standby letters of credit, swing line loans and new vehicle swing line loans pursuant to the Credit Agreement dated as of even date herewith among the Borrowers, the Company, the Administrative Agent, the L/C Issuer and the Lenders (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");
 ----------------

     WHEREAS, each Grantor will materially benefit from the Loans to be made, and the Letters of Credit to be issued, under the Credit Agreement, and each Grantor (other than the Revolving Borrower) is a party (as signatory or by joinder) to either the Company Guaranty Agreement or the Subsidiary Guaranty Agreement (each a "Guaranty") pursuant to which such Grantor (in such capacity,
                   --------
a "Guarantor") guarantees the Obligations of each Borrower;
   ---------

     WHEREAS, as collateral security for payment and performance of the Obligations and as collateral security for payment and performance by each Guarantor of its Guarantor's Obligations (as defined in the Guaranty to which such Guarantor is a party), and the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) hereunder or under any of the other Loan Documents to which it is now or hereafter becomes a party, each Grantor is willing to grant to the Administrative Agent for the benefit of the Secured Parties a security interest in certain of its personal property and assets pursuant to the terms of this Security Agreement; and

     WHEREAS, the Secured Parties are unwilling to enter into the Loan Documents unless the Grantors enter into this Security Agreement;




C723647

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     NOW,  THEREFORE,  in order to induce the Secured  Parties to enter into the
Loan Documents and to make Loans and issue Letters of Credit, and in further consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

     1.  Certain  Definitions.  Terms  used  in  this  Security  Agreement,  not
         --------------------
otherwise expressly defined herein or in the Credit Agreement, and for which meanings are provided in the Uniform Commercial Code of the State of New York (the "UCC"), shall have such meanings. The term "Qualifying Control Agreement"
      ---                                          ----------------------------
shall have the meaning set forth on Schedule 1 hereto.
                                    ----------

     2. Grant of Security  Interest.  Each Grantor  hereby  grants as collateral
        ---------------------------
security for the payment and performance of all of its Obligations (including all of its Guarantor's Obligations (as defined in its Guaranty)) and the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) hereunder or under any of the Loan Documents to which it is now or hereafter becomes a party (such obligations and liabilities of such Grantor and the other Grantors referred to collectively as the "Secured
                                                                         -------
Obligations"),  to the  Administrative  Agent  for the  benefit  of the  Secured
-----------
Parties a continuing first priority security interest in, and collaterally assigns to the Administrative Agent for the benefit of the Secured Parties, all of the following property of such Grantor or in which such Grantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

          (a) All new and used vehicle inventory (including all inventory consisting of new or used automobiles or trucks with a gross vehicle weight of less than 16,000 pounds) in which such Grantor now or at any time hereafter may have an interest, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of such Grantor or is held by such Grantor or by others for such Grantor's account (collectively referred to hereinafter as "Vehicle Inventory");
                                               -----------------

          (b) To the extent arising out of the sale, lease or other disposition of Vehicle Inventory:

               (i) all accounts, including accounts receivable, and all contracts, bills, acceptances, choses in action, and other forms of monetary obligations at any time owing to such Grantor, and all of such Grantor's rights with respect to any property represented thereby, whether or not delivered, property returned by customers and all rights as an unpaid vendor or lienor, including rights of stoppage in transit and of recovering possession by proceedings including replevin and reclamation, other than Chattel Paper, Instruments and General Intangibles (collectively referred to hereinafter as "Accounts");
           --------

               (ii)  all  chattel  paper,   including  tangible  chattel  paper,
          electronic chattel paper, or any hybrid thereof (collectively referred to hereinafter as "Chattel Paper");
                             -------------

               (iii)   all   instruments,   including   all   promissory   notes
          (collectively   referred  to   hereinafter  as   "Instruments");   and
                                                            -----------


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C723647


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               (iv)  all  general  intangibles,  including  all  rights  now  or hereafter accruing to such Grantor under contracts, leases, agreements or other instruments, including all contracts or contract rights to perform or receive services, to purchase or sell Vehicle Inventory, and to enforce all rights thereunder, all causes of action, corporate or business records, computer programs and software, all payment intangibles, all claims under guaranties, all rights and claims against carriers and shippers, all claims under insurance policies, all rights to indemnification and all other intangible personal
          property   of  every  kind  and  nature   (collectively   referred  to
          hereinafter as "General Intangibles");
                          -------------------

          (c) Any right of such Grantor in (i) contracts in transit relating to any Vehicle Inventory (including any Vehicle Inventory that has been sold, leased or otherwise disposed of by such Grantor), (ii) any written or oral agreement of any finance company or other Person to provide financing for, or to pay all or any portion of the purchase price of any Vehicle Inventory (including any Vehicle Inventory that has been sold, leased or otherwise disposed of by such Grantor) or (iii) any amount to be received under such contracts or agreements (collectively referred to hereinafter as "Contracts
                                                                       ---------
     In Transit");
     ----------

          (d)  All  documents  relating  to  any  of  the  foregoing,  including
     warehouse   receipts,   bills  of  lading  or  other   documents  of  title
     (collectively referred to hereinafter as "Documents");
                                               ---------

          (e) All manufacturer statements of origin, certificates of origin, and certificates of title or ownership relating to any Vehicle Inventory (collectively referred to hereinafter as "Title Documents");
                                               ---------------

          (f) All books and records relating to any of the foregoing (including customer data, credit files, ledgers, computer programs, printouts, and other computer materials and records (and all media on which such data, files, programs, materials and records are or may be stored)); and

          (g) All proceeds, products and replacements of, accessions to, and substitutions for, any of the foregoing, including without limitation proceeds of insurance policies insuring any of the foregoing.

provided,  however, that the property in which a security interest is granted or
--------   -------
which is collaterally  assigned  pursuant to this Section 2 shall not include or
                                                  ---------
continue into retail installment contracts and Related Property transferred by any Grantor in connection with a Permitted Sale Facility (collectively the "Excluded Property") but shall include and continue into the proceeds of any
 ------------------
such transfer (other than any such proceeds held temporarily by a Subsidiary which arise in connection with a contemporaneous transfer of such Excluded Property from one Permitted Sale Facility to another Permitted Sale Facility).

     All of the property and interests in property  described in subsections (a)
                                                                 ---------------
through (g) (other than the property and  interests in property  excluded by the
        ---
foregoing proviso) are herein collectively referred to as the "Collateral".
                                                               ----------

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     3. Perfection.  As of the date of execution of this Security Agreement or a
        ----------
Joinder Agreement by each Grantor, as applicable (with respect to each Grantor, its "Applicable Date"), such Grantor shall have:
     ---------------

          (a) furnished the Administrative Agent with duly authorized financing statements in form, number and substance suitable for filing, sufficient under applicable law and satisfactory to the Administrative Agent in order that upon the filing of the same the Administrative Agent, for the benefit of the Secured Parties, shall have a duly perfected security interest in all Collateral in which a security interest can be perfected by the filing of financing statements;

          (b) to the extent requested by the Administrative Agent, furnished the Administrative Agent with evidence of the placement of a restrictive legend on tangible Chattel Paper (and the tangible components of electronic Chattel Paper), and taken appropriate action acceptable to the Administrative Agent sufficient to establish the Administrative Agent's control of electronic Chattel Paper (and the electronic components of hybrid Chattel Paper), as appropriate, with respect to Collateral in which either (i) a security interest can be perfected only by control or such restrictive legending, or (ii) a security interest perfected by control or accompanied by such restrictive legending shall have priority as against a lien creditor, a purchaser of such Collateral from the applicable Grantor, or a security interest perfected by Persons not having control or not accompanied by such restrictive legending, in each case in form and substance acceptable to the Administrative Agent and sufficient under applicable law so that the Administrative Agent, for the benefit of the Secured Parties, shall have a security interest in all such Collateral perfected by control; and

          (c) to the extent requested by the Administrative Agent, delivered to the Administrative Agent or, if the Administrative Agent shall specifically consent in each instance, an agent or bailee of the Administrative Agent who has acknowledged such status in a properly executed Qualifying Control Agreement possession of all Collateral with respect to which either a security interest can be perfected only by possession or a security interest perfected by possession shall have priority as against Persons not having possession, and including in the case of Instruments and Documents, duly executed endorsements affixed thereto in form and substance acceptable to the Administrative Agent and sufficient under applicable law so that the Administrative Agent, for the benefit of the Secured Parties, shall have a security interest in all such Collateral perfected by possession;

with the effect that the Liens conferred in favor of the Administrative Agent shall be and remain duly perfected and of first priority subject only, to the extent applicable, to Liens allowed to exist under Section 7.01 of the Credit
                                                      ------------
Agreement   ("Permitted  Liens").   All  financing  statements   (including  all
              ----------------
amendments thereto and continuations thereof), control agreements, certificates, acknowledgments, and other documents, electronic identification, restrictive legends, and instruments furnished in connection with the creation, enforcement, protection, perfection or priority of the Administrative Agent's security interest in Collateral, including such items as are described above in this
Section 3, are  sometimes  referred  to herein as  "Perfection  Documents".  The
---------                                           ---------------------


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C723647
delivery of possession of items of or evidencing Collateral, causing other Persons to execute and deliver Perfection Documents as appropriate, the filing or recordation of Perfection Documents, the establishment of control over items of Collateral, and the taking of such other actions as may be necessary or advisable in the reasonable determination of the Administrative Agent to create, enforce, protect, perfect, or establish or maintain the priority of, the security interest of the Administrative Agent for the benefit of the Secured Parties in the Collateral is sometimes referred to herein as "Perfection Action".

     4. Maintenance of Security Interest; Further Assurances.
        ----------------------------------------------------

          (a) Each Grantor will from time to time at its own expense, deliver specific assignments of Collateral or such other Perfection Documents, and take such other or additional Perfection Action, as may be required by the terms of the Loan Documents or as the Administrative Agent may reasonably request in connection with the administration or enforcement of this Security Agreement or related to the Collateral or any part thereof in order to carry out the terms of this Security Agreement, to perfect, protect, maintain the priority of or enforce the Administrative Agent's security interest in the Collateral, subject only to Permitted Liens, or otherwise to better assure and confirm unto the Administrative Agent its rights, powers and remedies for the benefit of the Secured Parties hereunder. Without limiting the foregoing, each Grantor hereby irrevocably authorizes the Administrative Agent to file (with, or to the extent permitted by applicable law, without the signature of the Grantor appearing thereon) financing statements (including amendments thereto and initial financing statements in lieu of continuation statements) or other Perfection Documents (including copies thereof) showing such Grantor as "debtor" at such time or times and in all filing offices as the Administrative Agent may from time to time reasonably determine to be necessary or advisable to perfect or protect the rights of the Administrative Agent and the Secured Parties hereunder, or otherwise to give effect to the transactions herein contemplated. Each Grantor hereby irrevocably acknowledges the Administrative Agent's authority to file Perfection Documents prior to such Grantor's Applicable Date and hereby irrevocably ratifies all such filings.

          (b) With respect to any and all Collateral, each Grantor agrees to do and cause to be done all things necessary to perfect, maintain the priority of and keep in full force the security interest granted in favor of the Administrative Agent for the benefit of the Secured Parties, including, but not limited to, the prompt payment upon demand therefor by the Administrative Agent of all fees and expenses (including documentary stamp, excise or intangibles taxes) incurred in connection with the preparation, delivery, or filing of any Perfection Document or the taking of any Perfection Action to perfect, protect or enforce a security interest in Collateral in favor of the Administrative Agent for the benefit of the Secured Parties, subject only to Permitted Liens. All amounts not so paid when due shall constitute additional Secured Obligations and (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

                                       5
C723647

          (c) Each Grantor agrees to maintain among its books and records appropriate notations or evidence of, and to make or cause to be made appropriate disclosure upon its financial statements of, the security interest granted hereunder to the Administrative Agent for the benefit of the Secured Parties.

          (d) Each Grantor agrees that, in the event any Collateral constituting proceeds (other than goods or proceeds on deposit in the Collection Account) shall be or become commingled with other property not constituting Collateral, then such proceeds may, to the extent permitted by law, be identified by application of the lowest intermediate balance rule to such commingled property.

     5. Receipt of Payment.  In the event an Event of Default shall occur and be
        ------------------
continuing and a Grantor (or any of its Affiliates, subsidiaries, stockholders, directors, officers, employees or agents) shall receive any Collateral consisting of items of payment, including without limitation monies, checks, notes, drafts or any other items of payment, such Grantor shall hold all such items of payment in trust for the Administrative Agent for the benefit of the Secured Parties, and as the property of the Administrative Agent for the benefit of the Secured Parties, separate from the funds and other property of such Grantor, and such Grantor shall, forthwith at the request of the Administrative Agent, cause such items of payment to be forwarded to the Administrative Agent for its custody, possession and disposition on behalf of the Secured Parties in accordance with the terms hereof and of the other Loan Documents.

     6. Preservation and Protection of Collateral.
        -----------------------------------------

          (a) The Administrative Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, except that the Administrative Agent shall exercise reasonable care in the custody and preservation of any Collateral in its possession or control (it being understood that following reasonable banking practices shall be deemed to be an exercise of reasonable care). Each Grantor shall be responsible for the safekeeping of its Collateral, and, except as set forth in the preceding sentence, in no event shall the Administrative Agent have any responsibility for (i) any loss or damage thereto or destruction thereof occurring or arising in any manner or fashion from any cause, (ii) any diminution in the value thereof, or (iii) any act or default of any carrier, warehouseman, bailee or forwarding agency thereof or of any other Person in any way dealing with or handling such Collateral.

          (b) Each Grantor shall keep and maintain its tangible personal property Collateral in good operating condition and repair, ordinary wear and tear excepted.

          (c) Each Grantor agrees (i) to pay when due all taxes, charges and assessments against the Collateral in which it has any interest, unless being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established in accordance with GAAP and provided that all enforcement proceedings in the nature of levy or foreclosure are effectively stayed, and (ii) to cause to be terminated and released all Liens (other than Permitted Liens) on the Collateral. Upon the failure of any Grantor to so pay or contest such taxes, charges, or assessments, or cause such Liens to be terminated, the


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     Administrative  Agent  at its  option  may  pay or  contest  any of them or amounts relating thereto (the Administrative Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments) but shall not have any obligation to make any such payment or contest. All sums so disbursed by
     the   Administrative   Agent,   including   reasonable  fees,  charges  and
     disbursements  of counsel  ("Attorney  Costs"),  court costs,  expenses and
                                  ---------------
     other charges related thereto, shall be payable on demand by the applicable Grantor to the Administrative Agent and shall be additional Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

     7. Status of Grantors and Collateral Generally. Each Grantor represents and
        -------------------------------------------
warrants to, and covenants with, the Administrative Agent for the benefit of the Secured Parties, with respect to itself and the Collateral as to which it has or acquires any interest, that:

          (a) It is at its Applicable Date (or as to Collateral acquired after its Applicable Date will be upon the acquisition of the same) and, except as permitted by the Credit Agreement and subsection (b) of this Section 7,
                                               --------------         ---------
     will continue to be, the owner of the Collateral, free and clear of all Liens, other than the security interest hereunder in favor of the Administrative Agent for the benefit of the Secured Parties and Permitted Liens, and that it will at its own cost and expense defend such Collateral against all claims and demands of all Persons (other than holders of Permitted Liens to the extent of their claims permitted under the Credit Agreement) at any time claiming the same or any interest therein adverse to the Secured Parties. Upon the failure of any Grantor to so defend, the Administrative Agent may do so at its option but shall not have any obligation to do so. All sums so disbursed by the Administrative Agent, including reasonable Attorney Costs, court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Grantor to the Administrative Agent and shall be additional Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

          (b) It  shall  not (i)  sell,  assign,  transfer,  lease,  license  or otherwise dispose of any of, or grant any option with respect to, the Collateral, except for Dispositions permitted under Section 7.04 of the
                                                             ------------
     Credit Agreement, (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral except for the security interests created by this Security Agreement and Permitted Liens, or (iii) take any other action in connection with any of the Collateral that would materially impair the value of the interest or rights of such Grantor in the Collateral taken as a whole or that would materially impair the interest or rights of the Administrative Agent for the benefit of the Secured Parties.

          (c) It has full power, legal right and lawful authority to enter into this Security Agreement (and any Joinder Agreement applicable to it) and to perform its terms, including the grant of the security interests in the Collateral herein provided for.

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          (d) No  authorization,  consent,  approval or other  action by, and no notice to or filing with, any Governmental Authority or any other Person which has not been given or obtained, as the case may be, is required either (i) for the grant by such Grantor of the security interests granted hereby or for the execution, delivery or performance of this Security Agreement (or any Joinder Agreement) by such Grantor, or (ii) for the perfection of or the exercise by the Administrative Agent, on behalf of the Secured Parties, of its rights and remedies hereunder, except for action required by the Uniform Commercial Code to perfect and exercise remedies with respect to the security interest conferred hereunder.

          (e) No effective financing statement or other Perfection Document similar in effect, nor any other Perfection Action, covering all or any part of the Collateral purported to be granted or taken by or on behalf of such Grantor (or by or on behalf of any other Person and which remains effective as against all or any part of the Collateral) has been filed in any recording office, delivered to another Person for filing (whether upon the occurrence of a contingency or otherwise), or otherwise taken, as the case may be, except such as pertain to Permitted Liens and such as may have been filed for the benefit of, delivered to, or taken in favor of, the Administrative Agent for the benefit of the Secured Parties in connection with the security interests conferred hereunder.

          (f)  Schedule  7(f)  attached   hereto   contains  true  and  complete
               --------------
     information as to each of the following: (i) the exact legal name of each Grantor as it appears in its Organization Documents as of its Applicable Date and at any time during the five (5) year period ending as of its Applicable Date (the "Covered Period"), (ii) the jurisdiction of formation
                           --------------
     and form of organization of each Grantor, and the identification number of such Grantor in its jurisdiction of formation (if any), (iii) each address of the chief executive office of each Grantor as of its Applicable Date and at any time during the Covered Period, (iv) all trade names or trade styles used by such Grantor as of its Applicable Date and at any time during the Covered Period, (v) the address of each location of such Grantor at which any tangible personal property Collateral (including Account Records and Account Documents) is located at its Applicable Date or has been located at any time during the Covered Period, (vi) with respect to each location described in clause (v) that is not owned beneficially and of record by such Grantor, the name and address of the owner thereof; and (vii) the name and address of each Person other than such Grantor at which any tangible personal property Collateral of such Grantor is held under any warehouse, consignment, bailment or other arrangement as of its Applicable Date. No Grantor shall change its name, change its jurisdiction of formation (whether by reincorporation, merger or otherwise), change the location of its chief executive office, or utilize any additional location where tangible personal property Collateral (including Account Records and Account Documents may be located, except in each case upon giving not less than thirty (30) days' prior written notice to the Administrative Agent and taking or causing to be taken at such Grantor's expense all such Perfection Action, including the delivery of such Perfection Documents, as may be reasonably requested by the Administrative Agent to perfect or protect, or maintain the perfection and priority of, the Lien of the Administrative Agent for the benefit of the Secured Parties in Collateral contemplated hereunder.

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
          (g) Such Grantor shall not engage in any consignment transaction in respect of any of the Collateral, whether as consignee or consignor, without the prior written consent of the Administrative Agent in each instance.

          (h) Such Grantor shall not cause, suffer or permit any of the tangible personal property Collateral (i) to be evidenced by any document of title (except for shipping documents as necessary or customary to effect the receipt of such Collateral or the delivery of such Collateral to such Grantor or to customers, in each case in the ordinary course of business, and motor vehicle certificates of title) or (ii) to be in the possession, custody or control of any warehouseman or other bailee (except as set forth in Section 6.14 of the Credit Agreement).

          (i) No tangible personal property Collateral is or shall be located at any location that is leased by such Grantor from any other Person, unless
     (x) such  location and lessor is set forth on Schedule 6.14 attached to the
                                                   -------------
     Credit Agreement (as such Schedule may be revised from time to time in accordance with the terms of the Credit Agreement), (y) upon request of the Administrative Agent, such Grantor uses reasonable efforts to cause such lessor to acknowledge the Lien in favor of the Administrative Agent for the benefit of the Secured Parties conferred hereunder and waives its statutory and consensual liens and rights with respect to such Collateral in form and substance acceptable to the Administrative Agent and delivered in writing to the Administrative Agent prior to any Collateral being located at any such location, and (z) the Grantor shall have caused at its expense to be prepared and executed such additional Perfection Documents and to be taken such other Perfection Action as the Administrative Agent may deem necessary or advisable to carry out the transactions contemplated by this Security Agreement.

     8. Inspection. The Administrative Agent (by any of its officers,  employees
        ----------
and agents), on behalf of the Secured Parties, or any Lender, shall have the right upon prior notice to an executive officer of any Grantor, and at any reasonable times during such Grantor's usual business hours, in each case (unless an Event of Default has occurred and is continuing) at the expense of the Administrative Agent or such Lender, as applicable, to inspect the Collateral (including inspecting Vehicles and conducting random samples of the Net Book Value of the Vehicles), all records related thereto (and to make extracts or copies from such records), and the premises upon which any of the Collateral is located, to discuss such Grantor's affairs and finances with any Person (other than Persons obligated on any Accounts ("Account Debtors")) and to
                                                       ---------------
verify with any Person other than Account Debtors the amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral and, if an Event of Default has occurred and is continuing, to discuss such Grantor's affairs and finances with such Grantor's Account Debtors and to verify the amount, quality, value and condition of, or any other matter relating to, the Collateral with such Account Debtors; provided, however, that, unless an Event
                                       --------   -------
of Default has occurred and is continuing, the Administrative Agent and the Lenders shall be limited to two such inspections during any period of 12 consecutive months. Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may at any time and from time to time employ and maintain on such Grantor's premises a custodian selected by the Administrative Agent who shall have full authority to do all acts necessary to

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
protect the Administrative Agent's (for the benefit of the Secured Parties) interest. All expenses incurred by the Administrative Agent, on behalf of the Secured Parties, by reason of the employment of such custodian shall be paid by such Grantor on demand from time to time and shall be added to the Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

     9. Specific Collateral.
        -------------------

          (a) Accounts. With respect to its Accounts whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

               (i) Each Grantor shall keep accurate and complete records of its Accounts ("Account Records") and from time to time, at the
                       -----------------
          Administrative Agent's request, such Grantor shall provide the Administrative Agent with a schedule of Accounts in excess of $1,000,000 in form and substance reasonably acceptable to the Administrative Agent describing all Accounts created or acquired by such Grantor ("Schedule of Accounts"); provided, however, that such
                         --------------------     --------   -------
          Grantor's failure to execute and deliver any such Schedule of Accounts shall not affect or limit the Administrative Agent's security interest or other rights in and to any Accounts for the benefit of the Secured Parties, and provided further that, unless an Event of Default has
                        --------  -------
          occurred and is continuing, the Administrative Agent shall be limited to two requests for Schedules of Accounts during any period of 12 consecutive months. If reasonably requested by the Administrative Agent, or at any time requested by the Administrative Agent upon and during the continuance of an Event of Default, each Grantor shall furnish the Administrative Agent with copies of proof of delivery and other documents relating to the Accounts so scheduled, including without limitation repayment histories and present status reports (collectively, "Account Documents") and such other matter and
                            -------------------
          information relating to the status of then existing Accounts as the Administrative Agent shall reasonably request.

               (ii) All Account Records and Account Documents are and shall at all times be located only at such Grantor's current chief executive office as set forth on Schedule 7(f) attached hereto, such other
                                  --------------
          locations as are  specifically  identified  on Schedule  7(f) attached
                                                         --------------
          hereto as an "Account Documents  location," or as to which the Grantor
                        ---------------------------
          has complied with Section 7(f) hereof.
                            ------------

               (iii) The Accounts are genuine, are in all respects what they purport to be, are not evidenced by an instrument or document or, if evidenced by an instrument or document, are only evidenced by one original instrument or document.

               (iv) The Accounts cover bona fide sales, leases, or other dispositions of Vehicle Inventory to an Account Debtor in the ordinary course of business.

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

               (v) The amounts of the face value of any Account shown or reflected on any Schedule of Accounts, invoice statement, or certificate delivered to the Administrative Agent, are actually owing to such Grantor and are not contingent for any reason; and there are no setoffs, discounts, allowances, claims, counterclaims or disputes of any kind or description in an amount greater than $500,000 in the aggregate, or greater than $250,000 individually, existing or asserted with respect thereto and such Grantor has not made any agreement with any Account Debtor thereunder for any deduction therefrom, except as may be stated in the Schedule of Accounts and reflected in the calculation of the face value of each respective invoice related thereto.

               (vi) Except for conditions generally applicable to such Grantor's industry and markets, there are no facts, events, or occurrences known to such Grantor pertaining particularly to any Accounts which are reasonably expected to materially impair in any way the validity, collectibility or enforcement of Accounts that would reasonably be likely, in the aggregate, to be of material economic value, or in the aggregate materially reduce the amount payable thereunder from the amount of the invoice face value shown on any Schedule of Accounts, or on any certificate, contract, invoice or statement delivered to the Administrative Agent with respect thereto.

               (vii) The property or services giving rise thereto are not, and were not at the time of the sale or performance thereof, subject to any Lien, except those of the Administrative Agent for the benefit of Secured Parties and Permitted Liens.

               (viii) In the event any amounts due and owing in excess of $1,000,000 in the aggregate are in dispute between any Account Debtor and a Grantor (which shall include without limitation any dispute in which an offset claim or counterclaim may result), such Grantor shall provide the Administrative Agent with written notice thereof as soon as practicable, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy.

          (b) Vehicle  Inventory.  With respect to its Vehicle Inventory whether
              ------------------
     now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

               (i) Such Grantor shall keep accurate and complete records itemizing and describing each new and used vehicle, including the year, make, model, cost, price, location and Vehicle Identification Number, and the daily withdrawals therefrom and additions thereto, and shall furnish to the Administrative Agent from time to time as set forth in the Credit Agreement, a current schedule of Vehicle Inventory ("Schedule of Vehicle Inventory") based upon its most recent physical
            ------------------------------
          inventory and its daily inventory records. Such Grantor shall conduct a physical inventory no less frequently than annually, and shall furnish to the Administrative Agent such other documents and reports

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
          thereof as the Administrative Agent shall reasonably request with respect to the Vehicle Inventory.

               (ii) All Vehicle  Inventory is and shall,  except as set forth in
          Section 6.14 of the Credit Agreement,  at all times be located only at
          ------------
          such Grantor's locations as set forth on Schedule 6.14 attached to the
                                                   -------------
          Credit Agreement (as such Schedule may be revised from time to time in accordance with the terms of the Credit Agreement). Such Grantor shall not, other than in the ordinary course of business in connection with its sale, lease, license or other permitted Disposition or as set forth in Section 6.14 of the Credit Agreement, remove any Vehicle
                   -------------
          Inventory from such locations.

               (iii) If any Account Debtor returns any Vehicle Inventory to such Grantor after shipment thereof, and such return generates a credit in excess of $1,000,000 in the aggregate on any Accounts of such Account Debtor, such Grantor shall notify the Administrative Agent in writing of the same as soon as practicable.

          (c) Chattel Paper.  With respect to its Chattel Paper that constitutes
              -------------
     Collateral, whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

               (i) Such Grantor shall at all times retain sole physical possession of the originals of all Chattel Paper (other than electronic Chattel Paper and the electronic components of hybrid Chattel Paper); provided, however, that (x) upon the request of the
                           --------   -------
          Administrative Agent upon the occurrence and during the continuance of an Event of Default, such Grantor shall immediately deliver physical possession of such Chattel Paper to the Administrative Agent or its designee, and (y) in the event that there shall be created more than one original counterpart of any physical document that alone or in conjunction with any other physical or electronic document constitutes Chattel Paper, then such counterparts shall be numbered consecutively starting with "1" and such Grantor shall retain the counterpart numbered "1".

               (ii) At the request of the Administrative Agent upon the occurrence and during the continuance of an Event of Default, such Grantor shall promptly and conspicuously legend all counterparts of all tangible Chattel Paper as follows: "A FIRST PRIORITY SECURITY INTEREST IN THIS CHATTEL PAPER HAS BEEN GRANTED TO BANK OF AMERICA,
          N.A., FOR ITSELF AND AS ADMINISTRATIVE AGENT FOR CERTAIN LENDERS PURSUANT TO A SECURITY AGREEMENT DATED AS OF _____________, 2005 AS AMENDED FROM TIME TO TIME. NO SECURITY INTEREST OR OTHER INTEREST IN FAVOR OF ANY OTHER PERSON MAY BE CREATED BY THE TRANSFER OF PHYSICAL POSSESSION OF THIS CHATTEL PAPER OR OF ANY COUNTERPART HEREOF EXCEPT

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
          BY OR WITH THE CONSENT OF THE AFORESAID ADMINISTRATIVE AGENT AS PROVIDED IN SUCH SECURITY AGREEMENT." Upon the occurrence or during the continuance of an Event of Default, such Grantor shall not create or acquire any electronic Chattel Paper (including the electronic components of hybrid Chattel Paper), unless, prior to such creation or acquisition, it shall have taken such Perfection Action as the Administrative Agent may require to perfect by control the security interest of the Administrative Agent for the benefit of the Secured Parties in such Collateral.

               (iii) Other than in the ordinary course of business and in keeping with reasonable and customary practice, such Grantor shall not amend, modify, waive or terminate any provision of, or fail to exercise promptly and diligently each material right or remedy conferred under or in connection with, any Chattel Paper, in any case in such a manner as could reasonably be expected to materially adversely affect the value of such Chattel Paper as collateral.

          (d)  Instruments.  With  respect to its  Instruments  that  constitute
               -----------
     Collateral, whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

               (i) Such Grantor shall (A) maintain at all times, and, upon request of the Administrative Agent, furnish to the Administrative Agent, a current list identifying in reasonable detail Instruments of which such Grantor is the payee or holder and having a face amount payable in excess of $1,000,000 in the aggregate from any single Person, provided that, unless an Event of Default has occurred and is continuing, the Administrative Agent shall be limited to two such requests during any period of 12 consecutive months, and (B) at the request of the Administrative Agent from time to time, deliver to the Administrative Agent the originals of all such Instruments, together with duly executed undated endorsements in blank affixed thereto and such other documentation and information as may be necessary to enable the Administrative Agent to realize upon the Instruments in accordance with their respective terms or transfer the Instruments as may be permitted under the Loan Documents or by applicable law.

               (ii) Other than in the ordinary course of business and in keeping with reasonable and customary practice, such Grantor shall not amend, modify, waive or terminate any provision of, or fail to exercise promptly and diligently each material right or remedy conferred under or in connection with, any Instrument, in any case in such a manner as could reasonably be expected to materially adversely affect the value of such Instrument as collateral.

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
     10. Property and Liability Insurance Required.
         -----------------------------------------

          (a) Each Grantor will keep the Collateral continuously insured against such risks as are customarily insured against by businesses of like size and type engaged in the same or similar operations including:

               (i) property insurance on the Vehicle Inventory, against loss or damage by theft, fire, lightning, hail, wind, flooding and other hazards ordinarily included under all risk/special form or equivalent form insurance policies as are customarily maintained by Persons engaged in the same or similar business, owning similar properties in locations where such Grantor operates and otherwise similarly situated to such Grantor;

               (ii) garage liability or comprehensive general liability insurance against claims for bodily injury, death or property damage occurring with or about such Collateral (such coverage to include provisions waiving subrogation against the Secured Parties), with the Administrative Agent, the L/C Issuer and the Lenders as additional insureds thereunder, in amounts as are customary for Persons engaged in the same or similar business, owning similar properties in locations where such Grantor operates and otherwise similarly situated to such Grantor;

               (iii) workers' compensation in accordance with the laws of the states in which such Collateral is located as are customarily maintained by Persons engaged in the same or similar business, owning similar properties in locations where such Grantor operates and otherwise similarly situated to such Grantor, but in no event less than the amount required by the states where such Collateral is located; and

               (iv)   business   interruption   insurance   in  amounts  as  are
          customarily maintained by Persons engaged in the same or similar business, owning similar properties in locations where such Grantor operates and otherwise similarly situated to such Grantor.

          (b) Each insurance policy obtained in satisfaction of the requirements of Section 10(a):
        -------------

               (i) may be provided by blanket policies now or hereafter maintained by the Company or each or any Grantor;

               (ii) shall be issued by such insurer (or insurers) as shall be financially responsible, of recognized standing and having an A.M. Best rating of not less than A- on the later of (i) the Closing Date and (ii) the latest date such policy is issued, renewed or extended;

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

               (iii) shall be in such form and have such provisions (including without limitation the loss payable clause, the waiver of subrogation clause, the deductible amount, if any, and the standard mortgagee endorsement clause) as are generally considered standard provisions for the type of insurance involved and are customary for Persons engaged in the same or similar business, owning similar properties in locations where such Grantor operates and otherwise similarly situated to such Grantor;

               (iv) shall require not less than thirty (30) days' prior written notice to the Administrative Agent before any cancellation of such policy (except that not less than ten (10) days' prior written notice shall be required before any cancellation based on the non-payment of premiums);

               (v) without limiting the generality of the foregoing, all insurance policies where applicable under Section 10(a)(i) carried on
                                                     ----------------
          the Collateral shall name the Administrative Agent, for the benefit of the Secured Parties, as loss payee.

          (c) Prior to expiration of any such policy, such Grantor shall furnish the Administrative Agent with a certificate of insurance evidencing that such policy has been renewed or replaced or other evidence that such policy is no longer required by this Security Agreement.

          (d) Each Grantor hereby makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent), for the benefit of the Secured Parties, as such Grantor's true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under the policies of insurance described in Section 10(a)(i) and endorsing the name of such Grantor on any check, draft, instrument or other item or payment for the proceeds of such policies of insurance, which appointment is coupled with an interest and is irrevocable; provided, however, that the powers pursuant to such
                    --------    -------
     appointment shall be exercisable only upon the occurrence and during the continuation of an Event of Default.

          (e) In the event such Grantor shall fail to maintain, or fail to cause to be maintained, the full insurance coverage required hereunder or shall fail to keep any of its Collateral in good repair and good operating condition, ordinary wear and tear excepted, the Administrative Agent may (but shall be under no obligation to), without waiving or releasing any Secured Obligation or Default by such Grantor hereunder, contract for the required policies of insurance and pay the premiums on the same or make any required repairs, renewals and replacements; and all sums so disbursed by the Administrative Agent, including reasonable Attorney Costs, court costs, expenses and other charges related thereto, shall be payable on demand by such Grantor to the Administrative Agent, shall be additional Secured Obligations secured by the Collateral, and (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

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
          (f) Each Grantor agrees that to the extent that it shall fail to maintain, or fail to cause to be maintained, the full insurance coverage required by Section 10(a), it shall in the event of any loss or casualty
                  --------------
     pay promptly to the Administrative Agent, for the benefit of the Secured Parties, to be held in a separate account for application in accordance with the  provisions  of  Sections  10(h),  such  amount as would have been
                               ---------------
     received as Net Proceeds (as hereinafter defined) by the Administrative Agent, for the benefit of the Secured Parties, under the provisions of
     Section  10(h) had such  insurance  been  carried to the  extent  required;
     --------------
     provided,  however,  that this Section 10(f) shall only apply to the extent
                                    -------------
     that, after giving effect to such loss or casualty, the Total Outstandings exceed the Borrowing Base then in effect.

          (g) The Net Proceeds of the insurance carried pursuant to the provisions of Sections 10(a)(ii) and 10(a)(iii) shall be applied by such
                   -------------------      ----------
     Grantor, or paid by the applicable insurance carrier, toward satisfaction of the claim or liability with respect to which such insurance proceeds may be paid.

          (h) The Net Proceeds of the insurance carried with respect to the Collateral pursuant to the provisions of Section 10(a)(i) hereof shall be
                                               -----------------
     paid to such Grantor and held by such Grantor in a separate account and applied, as long as no Event of Default shall have occurred and be continuing, as follows: after any loss under any such insurance and payment of the proceeds of such insurance, each Grantor shall have a period of thirty (30) days after payment of the insurance proceeds with respect to such loss to elect to either (x) repair or replace the Collateral so damaged, (y) deliver such Net Proceeds to the Administrative Agent, for the benefit of the Secured Parties, as additional Collateral or to pay Obligations, or (z) apply such Net Proceeds to the acquisition of tangible assets constituting Collateral used or useful in the conduct of the business of such Grantor, subject to the provisions of this Security Agreement; provided, however, that this sentence shall only apply to the
                 --------   -------
     extent that, after giving effect to such loss, the Total Outstandings exceed the Borrowing Base then in effect. If such Grantor elects to repair or replace the Collateral so damaged, such Grantor agrees the Collateral shall be repaired to a condition substantially similar to or of better quality or higher value than its condition prior to damage or replaced with Collateral in a condition substantially similar to or of better quality or higher value than the condition of the Collateral so replaced prior to damage. At all times during which an Event of Default shall have occurred and be continuing, the Administrative Agent (as its interest appears in the Loan Documents) shall be entitled to receive direct and prompt payment of the proceeds of such insurance and such Grantor shall take all action as the Administrative Agent may reasonably request to accomplish such payment. Notwithstanding the foregoing, in the event such Grantor shall receive any such proceeds at any time during which an Event of Default shall have occurred and be continuing, such Grantor shall immediately deliver such proceeds to the Administrative Agent for the benefit of the Secured Parties to prepay any Loans or other Obligations and to Cash Collateralize the then Outstanding Amount of L/C Obligations, and pending such delivery shall hold such proceeds in trust for the benefit of the Secured Parties and keep the same segregated from its other funds.

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
          (i) "Net  Proceeds"  when used with respect to any insurance  proceeds
               -------------
     shall mean the gross proceeds from such proceeds, award or other amount, less all taxes, fees and expenses (including Attorney Costs) incurred in the realization thereof.

          (j) In case of any material damage to, destruction or loss of, or claim or proceeding against, all or any material part of the Collateral pledged hereunder by a Grantor, such Grantor shall give prompt notice thereof to the Administrative Agent. Each such notice shall describe generally the nature and extent of such damage, destruction, loss, claim or proceeding.

          (k) The provisions contained in this Security Agreement pertaining to insurance shall be cumulative with any additional provisions imposing additional insurance requirements with respect to the Collateral or any other property on which a Lien is conferred under any Security Instrument.

     11.  Rights  and  Remedies  Upon  Event of  Default.  Upon and  during  the
          ----------------------------------------------
continuance of an Event of Default, the Administrative Agent shall have the following rights and remedies on behalf of the Secured Parties in addition to any rights and remedies set forth elsewhere in this Security Agreement or the other Loan Documents, all of which may be exercised with or, if allowed by law, without notice to a Grantor:

          (a) All of the rights and remedies of a secured party under the UCC or under other applicable law, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Security Agreement or any other Loan Document;

          (b) The right to foreclose the Liens and security interests created under this Security Agreement by any available judicial procedure or without judicial process;

          (c) The right to (i) enter upon the premises of a Grantor through self-help and without judicial process, without first obtaining a final judgment or giving such Grantor notice or opportunity for a hearing on the validity of the Administrative Agent's claim and without any obligation to pay rent to such Grantor, or any other place or places where any Collateral is located and kept, and remove the Collateral therefrom to the premises of the Administrative Agent or any agent of the Administrative Agent, for such time as the Administrative Agent may desire, in order effectively to collect or liquidate such Collateral, (ii) require such Grantor or any bailee or other agent of such Grantor to assemble the Collateral and make it available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties, and
     (iii) notify any or all Persons party to a Qualifying Control Agreement or who otherwise have possession of or control over any Collateral of the occurrence of an Event of Default and other appropriate circumstances, and exercise control over and take possession or custody of any or all Collateral in the possession, custody or control of such other Persons;

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
          (d) The right to (i) exercise all of a Grantor's rights and remedies with respect to the collection of Accounts, Chattel Paper, Instruments and General Intangibles that constitute Collateral (collectively, "Payment
                                                                         -------
     Collateral"),  including  the right to demand  payment  thereof and enforce
     ----------
     payment, by legal proceedings or otherwise; (ii) settle, adjust, compromise, extend or renew all or any Payment Collateral or any legal proceedings pertaining thereto; (iii) discharge and release all or any Payment Collateral; (iv) take control, in any manner, of any item of payment referred to in Section 5 above; (v) prepare, file and sign a
                               ----------
     Grantor's name on any Proof of Claim in bankruptcy, notice of Lien, assignment or satisfaction of Lien or similar document in any action or proceeding adverse to any obligor under any Payment Collateral or otherwise in connection with any Payment Collateral; (vi) endorse the name of a Grantor upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to any Collateral; (vii) use the information recorded on or contained on a Grantor's internet website or otherwise in any data processing equipment and computer hardware and software relating to any Collateral to which a Grantor has access; (viii) open such Grantor's mail and collect any and all amounts due to such Grantor from any Account Debtors or other obligor in respect of Payment Collateral; (ix) take over such Grantor's post office boxes or make other arrangements as the Administrative Agent, on behalf of the Secured Parties, deems necessary to receive such Grantor's mail, including notifying the post office authorities to change the address for delivery of such Grantor's mail to such address as the Administrative Agent, on behalf of the Secured Parties, may designate; (x) notify any or all Account Debtors or other obligor on any Payment Collateral that such Payment Collateral has been assigned to the Administrative Agent for the benefit of the Secured Parties and that the Administrative Agent has a security interest therein for the benefit of the Secured Parties but, to the extent such direction to a Grantor is not otherwise prohibited under applicable law, only if any Grantor shall have failed to send such notice within one Business Day after having been directed to do so by the Administrative Agent (provided that the Administrative Agent may at any time give such notice to an Account Debtor that is a department, agency or authority of the United States government); each Grantor hereby agrees that any such notice sent by the Administrative Agent, may (but need not), in the Administrative Agent's sole discretion, be sent on such Grantor's stationery, in which event such Grantor shall co-sign such notice with the Administrative Agent if requested to do so by the Administrative Agent; and
     (xi) do all acts and things and execute all documents necessary, in Administrative Agent's judgment, to collect the Payment Collateral; and

          (e) The right to sell all or any Collateral in its then existing condition, or after any further manufacturing or processing thereof, at such time or times, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, with or without representations and warranties, all as the Administrative Agent, in its sole discretion, may deem advisable. The Administrative Agent shall have the right to conduct such sales on a Grantor's premises or elsewhere and shall have the right to use a Grantor's premises without charge for such sales for such time or times as the Administrative Agent may see fit. The Administrative Agent may, if it deems it reasonable, postpone or adjourn any sale of the Collateral from time to time by an announcement at the time and place of such postponed or adjourned sale, and such sale may,

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

     without  further  notice,  be made at the time and place to which it was so adjourned. Each Grantor agrees that the Administrative Agent has no obligation to preserve rights to the Collateral against prior parties or to marshal any Collateral for the benefit of any Person. The Administrative Agent for the benefit of the Secured Parties is hereby granted an irrevocable fully paid license or other right (including each Grantor's rights under any license or any franchise agreement), each of which shall remain in full force and effect until the Facility Termination Date, to use, without charge, each of the labels, patents, copyrights, names, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature owned or licensed by any Grantor, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral. If any of the Collateral shall require repairs, maintenance, preparation or the like, or is in process or other unfinished state, the Administrative Agent shall have the right, but shall not be obligated, to perform such repairs, maintenance, preparation, processing or completion of manufacturing for the purpose of putting the same in such saleable form as the Administrative Agent shall deem appropriate, but the Administrative Agent shall have the right to sell or dispose of the Collateral without such processing and no Grantor shall have any claim against the Administrative Agent for the value that may have been added to such Collateral with such processing. In addition, each Grantor agrees that in the event notice is necessary under applicable law, written notice mailed to such Grantor in the manner specified herein ten (10) days prior to the date of public sale of any of the Collateral or prior to the date after which any private sale or other disposition of the Collateral will be made shall constitute commercially reasonable notice to such Grantor. All notice is hereby waived with respect to any of the Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Administrative Agent may purchase all or any part of the Collateral at public or, if permitted by law, private sale, free from any right of redemption which is hereby expressly waived by such Grantor and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Secured Obligations. Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of certain of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"),
                                                               --------------
     and applicable state law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental authorities ("Affected Collateral"), and
                                                    --------------------
     that as a consequence of such prohibitions and restrictions the Administrative Agent may be compelled (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire Affected Collateral for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or (iii) to limit the amount of Affected Collateral sold to any Person or group. Each Grantor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to such Grantor than if such Affected Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Administrative Agent has no obligation to delay the sale of any Affected Collateral for the period of time necessary to permit the Grantor or any other Person to register or otherwise qualify them under or exempt them from any applicable restriction, even if such Grantor or other Person would agree to register

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

     or otherwise qualify or exempt such Affected Collateral so as to permit a public sale under the Securities Act or applicable state law. Each Grantor further agrees, to the extent permitted by applicable law, that the use of private sales made under the foregoing circumstances to dispose of Affected Collateral shall be deemed to be dispositions in a commercially reasonable manner. Each Grantor hereby acknowledges that a ready market may not exist for Affected Collateral that is not traded on a national securities exchange or quoted on an automated quotation system.

     The net cash proceeds resulting from the collection, liquidation, sale, or other disposition of the Collateral shall be applied first to the expenses (including all Attorney Costs) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Secured Obligations in accordance with the terms of
Section  8.03 of the  Credit  Agreement.  Each  Grantor  shall be  liable to the
-------------
Administrative Agent, for the benefit of the Secured Parties, and shall pay to the Administrative Agent, for the benefit of the Secured Parties, on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral.

     For purposes of this Security Agreement,  "Facility Termination Date" means
                                                -------------------------
the date as of which all of the following shall have occurred: (a) the Borrowers shall have permanently terminated the credit facilities under the Loan Documents by final payment in full of all Outstanding Amounts, together with all accrued and unpaid interest and fees thereon, other than (i) the undrawn portion of Letters of Credit and (ii) all letter of credit fees relating thereto accruing after such date (which fees shall be computed (based on interest rates and the Applicable Rate then in effect) on such undrawn amounts to the respective expiry dates of the Letters of Credit), in each case as have been fully Cash Collateralized or as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the L/C Issuer shall have been made; (b) all Commitments shall have terminated or expired; and (c) the Borrowers and each other Loan Party shall have fully, finally and irrevocably paid and satisfied in full all other Obligations (except for obligations consisting of continuing indemnities and other contingent Obligations of any Borrower or any Loan Party that may be owing to the Administrative Agent and each of its Related Parties or any Lender pursuant to the Loan Documents and expressly survive termination of the Credit Agreement or any other Loan Document).

     12. Attorney-in-Fact. Each Grantor hereby appoints the Administrative Agent
         ----------------
as the Grantor's attorney-in-fact for the purposes of carrying out the provisions of this Security Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, however, that the Administrative Agent shall have
                   --------   -------
and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right and power:

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

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

          (c) to endorse such Grantor's name on any checks, notes, drafts or any other payment constituting Collateral which comes into the Administrative Agent's possession or the Administrative Agent's control, and deposit the same to the account of the Administrative Agent, for the benefit of the Secured Parties, on account and for payment of the Secured Obligations;

          (d) to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent, for the benefit of the Secured Parties, with respect to any of the Collateral; and

          (e) to execute, in connection with any sale or other disposition of Collateral provided for herein, any endorsement, assignments, or other instruments of conveyance or transfer with respect thereto.

     13.  Reinstatement.  The granting of a security  interest in the Collateral
          -------------
and the other provisions hereof shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or is repaid by any Secured Party in whole or in part in good faith settlement of a pending or threatened avoidance claim, whether upon the insolvency, bankruptcy or reorganization of any Grantor or any other Loan Party or otherwise, all as though such payment had not been made. The provisions of this Section 13 shall
                                                                ----------
survive repayment of all of the Secured Obligations and the termination or expiration of this Security Agreement in any manner, including but not limited to termination upon occurrence of the Facility Termination Date.

     14.  Certain  Waivers by the  Grantors.  Each Grantor  waives to the extent
          ---------------------------------
permitted by applicable law (a) any right to require any Secured Party or any other obligee of the Secured Obligations to (x) proceed against any Person or entity, including without limitation any Loan Party, (y) proceed against or exhaust any Collateral or other collateral for the Secured Obligations, or (z) pursue any other remedy in its power; (b) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity, (c) any right of subrogation, and (d) any right to enforce any remedy which any Secured Party or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Administrative Agent for the benefit of the Secured Parties. Each Grantor authorizes each Secured Party and each other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents from time to time to: (i) take and hold security, other than the Collateral herein described, for

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

the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (ii) apply such Collateral or other security and direct the order or manner of sale thereof as such Secured Party or obligee in its discretion may determine.

     The Administrative Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to a Grantor and the receipt thereof by such Grantor shall be a complete and full acquittance for the Collateral so delivered, and the Administrative Agent shall thereafter be discharged from any liability or responsibility therefor.

     15.  Continued  Powers.  Until the  Facility  Termination  Date  shall have
          -----------------
occurred, the power of sale and other rights, powers and remedies granted to the Administrative Agent for the benefit of the Secured Parties hereunder shall continue to exist and may be exercised by the Administrative Agent at any time and from time to time irrespective of the fact that any of the Secured Obligations or any part thereof may have become barred by any statute of limitations or that any part of the liability of any Grantor may have ceased.

     16.  Other  Rights.   The  rights,   powers  and  remedies   given  to  the
          -------------
Administrative Agent for the benefit of the Secured Parties by this Security Agreement shall be in addition to all rights, powers and remedies given to the Administrative Agent or any Secured Party under any other Loan Document or by virtue of any statute or rule of law. Any forbearance or failure or delay by the Administrative Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in accordance with the terms of the Credit Agreement.

     17. Anti-Marshaling  Provisions.  The right is hereby given by each Grantor
         ---------------------------
to the Administrative Agent, for the benefit of the Secured Parties, to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Administrative Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred hereunder, nor release any Grantor from personal liability for the Secured Obligations. Notwithstanding the existence of any other security interest in the Collateral held by the Administrative Agent, for the benefit of the Secured Parties, the Administrative Agent shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Security Agreement. Each Grantor hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein or in any other Loan Document.

     18. Entire Agreement.  This Security  Agreement and each Joinder Agreement,
         ----------------
together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings, inducements, commitments or conditions, express or implied, oral

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

or written, except as contained in the Loan Documents. The express terms hereof and of the Joinder Agreements control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof or thereof. Neither this Security Agreement nor any Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

     19. Third Party Reliance.  Each Grantor hereby consents and agrees that all
         --------------------
issuers of or obligors in respect of any Collateral, and all securities intermediaries, warehousemen, bailees, public officials and other Persons having any interest in, possession of, control over or right, privilege, duty or discretion in respect of, any Collateral shall be entitled to accept the provisions hereof and of the Joinder Agreements as conclusive evidence of the right of the Administrative Agent, on behalf of the Secured Parties, to exercise its rights hereunder or thereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Grantor or any other Person to any of such Persons.

     20. Binding Agreement; Assignment. This Security Agreement and each Joinder
         -----------------------------
Agreement, and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Grantor shall be permitted to assign this Security Agreement, any Joinder Agreement or any interest herein or therein or, except as expressly permitted herein or in the Credit Agreement, in the Collateral or any part thereof or interest therein. Without limiting the generality of the foregoing sentence of this Section 20, any Lender or the L/C
                                               ----------
Issuer may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender or the L/C Issuer herein or otherwise, subject, however, to the provisions of the Credit Agreement, including Article
                                                                         -------
IX thereof  (concerning  the  Administrative  Agent) and Section  10.06  thereof
--                                                       --------------
(concerning assignments and participations). All references herein to the Administrative Agent and to the Secured Parties shall include any successor thereof or permitted assignee, and any other obligees from time to time of the Secured Obligations.

     21. Severability. The provisions of this Security Agreement are independent
         ------------
of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Security Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

     22. Counterparts.  This Security Agreement may be executed in any number of
         ------------
counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart executed by the Grantor against whom enforcement is sought. Without limiting the foregoing provisions of this Section 22, the provisions of Section 10.02(b) of the Credit
                   ----------                    -----------------
Agreement shall be applicable to this Security Agreement.

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


     23.  Termination.  Subject to the  provisions  of Section 13, this Security
          -----------                                  ----------
Agreement and each Joinder Agreement, and all obligations of the Grantors hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party on the Facility Termination Date. Upon such termination of this Security Agreement, the Administrative Agent shall, at the request and sole expense of the Grantors, promptly deliver to the Grantors such termination statements and take such further actions as the Grantors may reasonably request to terminate of record, or otherwise to give appropriate notice of the termination of, any Lien conferred hereunder.

     24. Notices.  Any notice required or permitted hereunder shall be given (a)
         -------
with respect to any Grantor, at the address then in effect for the giving of notices to such Grantor under the Credit Agreement and (b) with respect to the Administrative Agent or other Secured Party, at the Administrative Agent's address indicated in Schedule 10.02 of the Credit Agreement. All such addresses
                     --------------
may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Credit Agreement for the giving and
              --------------
effectiveness of notices and modifications of addresses thereunder.

     25.  Joinder.  Each Person who shall at any time execute and deliver to the
          -------
Administrative Agent a Joinder Agreement shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Grantor and shall have thereupon pursuant to Section 2 hereof granted a security
                                           ---------
interest in and collaterally assigned to the Administrative Agent for the benefit of the Secured Parties all Collateral in which it has at its Applicable Date or thereafter acquires any interest or the power to transfer, and all references herein and in the other Loan Documents to the Grantors or to the parties to this Security Agreement shall be deemed to include such Person as a Grantor hereunder. Each Joinder Agreement shall be accompanied by the Supplemental Schedules referred to therein, appropriately completed with information relating to the Grantor executing such Joinder Agreement and its property. Each of the applicable Schedules attached hereto shall be deemed amended and supplemented by such information reflected on the Supplemental Schedules attached to each Joinder Agreement without further action.

     26.  Rules of  Interpretation.  The rules of  interpretation  contained  in
          ------------------------
Sections  1.02 and 1.05 of the  Credit  Agreement  shall be  applicable  to this
--------------     ----
Security Agreement and each Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any Credit Extensions referred to herein or secured hereby.

     27. Governing Law; Waivers.
         ----------------------

          (a) THIS SECURITY AGREEMENT AND EACH JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE; PROVIDED THAT (i) WITH RESPECT TO THOSE INSTANCES IN WHICH THE APPLICABLE CHOICE OF LAWS RULES OF SUCH STATE, INCLUDING SECTION 9-301 OF

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

     THE UCC, REQUIRE THAT THE MANNER OF CREATION OF A SECURITY INTEREST IN SPECIFIC COLLATERAL OR THE MANNER OR EFFECT OF PERFECTION OR NONPERFECTION OR THE RULES GOVERNING PRIORITY OF SECURITY INTERESTS ARE TO BE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION, THEN THE LAWS OF SUCH OTHER JURISDICTION SHALL GOVERN SUCH MATTERS, AND (ii) IN THOSE INSTANCES IN WHICH THE LAWS OF THE JURISDICTION IN WHICH COLLATERAL IS LOCATED GOVERN MATTERS PERTAINING TO THE METHODS AND EFFECT OF REALIZING ON COLLATERAL, SUCH LAWS SHALL BE GIVEN EFFECT WITH RESPECT TO SUCH MATTERS.

          (b) EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY JOINDER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN MAY BE INSTITUTED IN ANY STATE COURT SITTING IN NEW YORK COUNTY, STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND, BY THE EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT OR A JOINDER AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE NONEXCLUSIVE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

          (c) EACH PARTY HERETO AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, EACH OTHER SECURED PARTY, IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 24. NOTHING IN THIS SECURITY
                                        -----------
     AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

          (d) NOTHING  CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE
                                    ---------------    ---
     THE ADMINISTRATIVE AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY JOINDER AGREEMENT OR ANY OTHER LOAN DOCUMENT IN THE COURTS OF JURISDICTION WHERE ANY OTHER PARTY OR ANY OF SUCH PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF

                                       25
C723647

     ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE UNDER APPLICABLE LAW.

          (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS SECURITY AGREEMENT OR ANY JOINDER AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY EXPRESSLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.

          (f) EACH PARTY HERETO AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, EACH OTHER SECURED PARTY, HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION ANY GRANTOR HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

                            [Signature pages follow]


                                       26
C723647

         IN WITNESS WHEREOF, the parties have duly executed this Security Agreement on the day and year first written above.

                                    GRANTORS:

                                    CARMAX, INC.
                                    CARMAX AUTO SUPERSTORES, INC.
                                    CARMAX BUSINESS SERVICES, LLC
                                    CARMAX TEXAS GENERAL PARTNER, LLC
                                    CARMAX AUTO SUPERSTORES TEXAS, LP
                                    CARMAX AUTO SUPERSTORES SERVICES, INC.


                                    By:    /s/  Keith D. Browning
                                       -----------------------------------------
                                    Name:       Keith D. Browning
                                         ---------------------------------------
                                    Title:      Executive Vice President
                                          --------------------------------------


                                    CARMAX OF LAUREL, LLC
                                    CARMAX AUTO MALL, LLC
                                    CARMAX AUTO SUPERSTORES CALIFORNIA, LLC
                                    CARMAX AUTO SUPERSTORES WEST COAST, INC.
                                    CARMAX PROPERTIES, LLC


                                    By:    /s/  Keith D. Browning
                                       -----------------------------------------
                                    Name:       Keith D. Browning
                                         ---------------------------------------
                                    Title:      President
                                          --------------------------------------









                               SECURITY AGREEMENT
                                 Signature Page

C723647

                                    ADMINISTRATIVE AGENT:

                                    BANK OF AMERICA, N.A.,
                                    as Administrative Agent


                                    By:    /s/  Anne M. Zeschke
                                       -----------------------------------------
                                    Name:       Anne M. Zeschke
                                         ---------------------------------------
                                    Title:      Assistant Vice President
                                          --------------------------------------












                               SECURITY AGREEMENT
                                 Signature Page

C723647

                                   SCHEDULE 1


     For purposes of this Security  Agreement,  a "Qualifying Control Agreement"
                                                   ----------------------------
shall mean an acknowledgment and agreement executed by any warehouseman or other bailee who has possession, custody or control of tangible personal property Collateral (each, a "Custodian") and the applicable Grantor, in form and
                        ---------
substance acceptable to the Administrative Agent and in which the Custodian (i) acknowledges the Lien created hereunder (and that such Custodian holds such Collateral for the Administrative Agent for the benefit of the Secured Parties),
(ii) agrees to discontinue accepting requests or demands from or on behalf of the applicable Grantor for access to or possession of any Collateral of which it is Custodian upon receipt of notice from the Administrative Agent that an Event of Default has occurred and is continuing (a "Default Notice"), until such time
                                              --------------
as the Administrative Agent may furnish it with a subsequent notice that such Event of Default has been cured or waived, (iii) agrees that it will comply with instructions from the Administrative Agent directing the disposition of the Collateral of which it is Custodian, without requiring further consent from the Grantor, following receipt of any Default Notice from the Administrative Agent,
(iv) agrees that it will not consent to or acknowledge any Lien on Collateral of which it is Custodian in favor of any other Person until it receives notice from the Administrative Agent that all Liens on such Collateral in favor of the Secured Parties have been released or terminated, (v) agrees to waive or subordinate to the Lien conferred hereunder, on terms acceptable to the Administrative Agent, any lien, claim, or right of setoff or recoupment (whether statutory or consensual) in favor of the Custodian on any of the Collateral, and
(vi) agrees to deliver (and accompanies such agreement with any then existing) warehouse receipts or other Documents pertaining to such Collateral.



                                       S-1
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



                                                              SCHEDULE 7(f)

                                                           Grantor Information
                                                           -------------------

------- ----------------- ------------------ -------------- --------------- ------------------------ ------------------------
   I.          II.                III.             IV.             V.                 VI.                     VII.
------- ----------------- ------------------ -------------- --------------- ------------------------ ------------------------
         Jurisdiction of                       Trade Names,                    Name and address          Relationship of
           Formation/                         Trade Styles,    Collateral        of Owner of          Persons listed in VI to
            Form of                            Fictitious      Locations
           Equity/I.D.      Address of Chief    Names and     (and Type       Collateral Location     Grantor (e.g., lessor,
 Name        Number         Executive Office  "d/b/a" Names  of Collateral)  (If other than Grantor)       warehousemen)
 ----        ------         ----------------   ------------  --------------  ----------------------        -------------
------- ----------------- ------------------ -------------- --------------- ------------------------ ------------------------




                                                                  S-2
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